UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2024, Immunome, Inc. (the “Company”) announced the commencement of an underwritten public offering of its common stock (“the Offering”). The Company will file with the Securities and Exchange Commission (“SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to its automatic shelf registration statement on Form S-3 (which was filed earlier today with the SEC) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Offering. The Company will include the following disclosure in the Preliminary Prospectus Supplement:

“Based upon preliminary estimates and information available to us as of the date of this prospectus supplement, we expect to report that we had approximately $138.1 million of cash, cash equivalents and marketable securities as of December 31, 2023.”

Our actual financial statements as of and for the year ended December 31, 2023 are not yet available. The actual amounts that we report will be subject to our financial closing procedures and any final adjustments that may be made prior to the time our financial results for the year ended December 31, 2023 are finalized and filed with the SEC. Our independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. This estimate should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and it is not necessarily indicative of the results to be achieved in any future period.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The Company is filing certain information for the purpose of updating descriptions of the Company’s business and risk factors contained in the Company’s other filings with the SEC. Copies of the additional disclosures are attached as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Updated Business Description
99.2	Updated Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

This Current Report on Form 8-K contains forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this report, including statements regarding the Company’s expectation that its pending asset acquisitions will close and, if closed, will complement the Company’s development pipeline, the expected benefits of pending asset acquisitions, the Company’s strategy, future financial condition, future operations, research and development, planned clinical trials and preclinical studies, technology platforms, the timing and likelihood of regulatory filings and approvals for the Company’s product candidates, its ability to commercialize its product candidates, the potential benefits of collaborations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions described in the Company’s filings with the SEC, including the section titled “Risk Factors” in Exhibit 99.2 attached to this report. Moreover, the Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for the Company’s management to predict all risk factors nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements.

In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this report, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur at all. You should refer to the section titled “Risk Factors” in Exhibit 99.2 attached to this report for a discussion of important factors that may cause the Company’s actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. Furthermore, if the Company’s forward-looking statements prove to be inaccurate, the inaccuracy may be material. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNOME, INC.

Date: February 13, 2024	By:	/s/ Clay Siegall
Clay Siegall, Ph.D.
President and Chief Executive Officer